Exhibit 99.2

LodgeNet Interactive Corporation Q4 and Year-End 2011 Earnings Presentation February 22, 2012

Certain statements in this presentation constitute “forward-looking statements.” When used in this presentation and in the prepared remarks during our February 22nd conference call, as well as in response to the questions during the conference call, the words “intends,” “expects,” “estimates,” “believes,” and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our 2012 guidance, including revenue, adjusted operating cash flow, net income per common share, anticipated HD and Envision room installations and number of rooms with our mobile footprint, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected by the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of diversification into new products, services or markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. 2

Important Strategic Growth Initiatives Launched “Four Screen” Strategy: Articulates Growth Beyond Traditional Business Envision: Cloud-Connected iTV Platform Released; Adoption Accelerating LodgeNet Mobile App Launched; Creates 1:1 Relationship with Consumers HDTV: Installations Accelerated in Fourth Quarter Hospitality Per-Room Revenue Up Second Consecutive Quarter Diversified Hospitality Revenue up 15% for Quarter & 11% for Year (per room) Guest Entertainment Revenue Benefiting from Marketing Initiatives Profitability Metrics Substantially Improved Operating Income Increased 22% to $28.5 Million Net to Common Improved 65% to $(0.25) per Share Benefiting from Strategic Revenue Initiatives and More Efficient Cost Structures 2011: Transformational Year 3

$421.3 $452.2 Total Revenue Off 7% Revenue Changes vs. Prior Year: Healthcare +21% System Sales & Related +13% Advertising +1% Hotel Services - 1% Growth Initiatives Generate 47% of Total Revenue Continued Revenue Diversification Q4 Milestone: First Time in LodgeNet History with Over 50% of Revenue from Non-Guest Entertainment Sources 4

Attractive & Diversified Hotel Base Note: As of December 31, 2011 75% of Rooms in Upscale Properties Attractive Room Base 75% of Rooms in Upscale Chains and Independents 80% of 2011 Room Attrition in Rooms <$10.00/Rm LodgeNet Currently Serves Less Than Two-Thirds of Addressable Market in United States & Canada LodgeNet Room Base Concentrated in Upper Chain Scales 5 Luxury 5% Upper - Upscale 33% Upscale 21% Midscale 19% Economy 2% Independent 33%

Q4 Revenue Per Room Comparison Hospitality Revenue Per Room Up 3.4% vs. LY Diversified Revenues Up 14.9% – Growth in All Products and Services Hotel Services up 7.7% Per Room Driven by TV Programming System Sales & Related up 39.3% Due to Equipment Sales, Programming Content, Contract Termination Fees and International Sales Advertising – Carriage Fees and Server-Based Advertising Drive 13.0% Growth 6 Q4 '11 Q4 '10 Hospitality Revenue Guest Entertainment $10.91 $11.55 (0.64) $ -5.5% Hotel Services 7.10 6.59 0.51 7.7% System Sales and Related 2.73 1.96 0.77 39.3% Advertising Services 0.61 0.54 0.07 13.0% Total Revenue per Room 21.35 $ 20.64 $ 0.71 $ 3.4% Excluding Guest Entertainment 10.44 $ 9.09 $ 1.35 $ 14.9% Change Q4 '11 vs Q4 '10

Full Year Revenue Per Room Comparison Hospitality Revenue Per Room Up vs. LY Diversified Revenues Up 10.6% – Growth in All Products and Services Hotel Services up 7.0% Per Room Driven by TV Programming System Sales & Related up 21.8% Due to Equipment Sales and Related Programming Advertising – Carriage Fees and Server-Based Advertising Deliver 10.6% Growth 7 FY 2011 FY 2010 Hospitality Revenue Guest Entertainment $11.54 $12.41 (0.87) $ -7.0% Hotel Services 7.01 6.53 0.48 7.4% System Sales and Related 2.29 1.88 0.41 21.8% Advertising Services 0.52 0.47 0.05 10.6% Total Revenue per Room 21.36 $ 21.29 $ 0.07 $ 0.3% Excluding Guest Entertainment 9.82 $ 8.88 $ 0.94 $ 10.6% Change 2011 vs 2010

Hospitality Profit per Room +3% 8

Superior High Definition Performance HD Rooms = 64% Higher Revenue per Month vs. Analog Rooms 58% More Guest Entertainment 75% More TV Programming Installed 15,000 HD Rooms in 4th Quarter Average YTD Cost of $140 Per Room Capital Investment Per Room Down 21% vs. LY Solid Return on Capital Investment $125 - $175 Investment per Room Capital Returned within 18 Months 5 Year Contract with Upgrade Supports Envision Platform All Future HD Upgrades Support Envision Apps Existing HD Rooms Upgradeable to Envision HD Systems Now in 309,000 Rooms (21% of Room Base) Significant Revenue Opportunity as HD Penetration Increases 9

High Definition Capital Investment High Definition Capital Investment Per Room - 50% $300 HD Investment Down 50% in Two Years $250 Lower Server and Component Costs $200 $279 Reduced Installation and Assembly Costs $150 Increase in Average Hotel Size Higher Mix of Upgrades vs. New Installations $177 $100 $140 $50 Declining Capex per Room Enables LodgeNet to Accelerate $0 HD Envision Rollout in 2012 FY 2009 FY 2010 FY 2011 10

Steady Gross Margins Solid Gross Margin Performance Guest Entertainment – Maintained 60%+ Gross Margins Hotel Services – Improved Margin on TV Programming Fees System Sales & Related – Strong Margin on Equipment Sales and Contract Term Fees Advertising – Growth in High Margin Server-Based, Customized Content Healthcare – Gross Margins Improved 80 Basis Points while Revenue Grew 21% 11 ppt FY 2011 FY 2010 Change Guest Entertainment 60.5% 60.9% -0.4% Hotel Services 17.3% 13.7% 3.6% System Sales & Related 36.9% 33.8% 3.1% Advertising Services 48.8% 46.2% 2.6% Healthcare 50.4% 49.6% 0.8% Total Gross Margin 43.7% 43.8% -0.1%

Lower Operating Expenses Operating Expenses ($ in millions) -9% -11% $25.0 $100.0 $23.0 $91.1 $20.9 $81.3 $20.0 $80.0 $15.0 $60.0 $10.0 $40.0 $5.0 $20.0 $0.0 $0.0 Q4 2010 Q4 2011 FY 2010 FY 2011 Operating Expenses Down for Fourth Quarter and Fiscal Year Lower Personnel Costs - Headcount 8.2% Below Prior Year Reduced Property Taxes, Professional Services and System Repair Costs Increased Funding of Growth Initiatives: Envision, Mobile & Healthcare 12

Improving Operating Margins * Adjusted Operating Cash Flow Definition - see slide 24 High Operating Margins High Gross Margins and Operating Expense Control Create Efficient Operating Model Gross Margin flat year over year Operating Expenses down 10.7% Company Improved Operating Margins While Executing on Growth Initiatives Adjusted Operating Cash Flow (Trailing Twelve Months, $ in millions) 13

Profitability Metrics Operating Income Up 22% Steady Operating Margins Lower Operating Expenses Lower Depreciation & Amortization Improved Earnings Per Share 65% $5.1 Million Increase to Operating Income $2.3 Million Decline in Interest Expense $3.3 Million Tax Provision Benefit Operating Income ($ in millions) Earnings (Loss) Per Common Share 22% 65% 14

Free Cash Flow Analysis* Annual Comparison ($ in millions) *Free Cash Flow Definition see slide 24 ** Share Count with Preferred Stock Converted 40.28mm Shares 15 FY 2011 FY 2010 Adjusted Operating Cash Flow 104.1 $ 109.5 $ 2.58 $ Interest Payments (32.1) (31.9) Working Capital (net) (20.0) 24.1 Pre-Investment Cash Flow 52.0 $ 101.7 $ 1.29 $ Corporate Assets (12.7) (12.8) HD Investments & Extensions (14.6) (9.0) Total Capital Investment (27.3) (21.8) Free Cash Flow 24.7 $ 79.9 $ 0.61 $ Free Cash Flow Adjusted for Working Capital 44.7 $ 55.8 $ 1.11 $ Full Year 2011 W/Converted Share**

* Debt, Net of Cash Net Debt* & Leverage Ratio ($ in millions) Debt Reduced by $104M in Two Years Net Debt at $349.3 Million Reduction of $16.0 Million vs Last Year Net Debt Leverage Ratio at 3.43x Significantly Below Covenant of 4.00x Company Continues to Delever 3.68x 3.35x 3.43x Lower Debt Level Enables Company to Increase Investment in Strategic Growth Initiatives 16

Full Year 2012 Guidance * Adjusted Operating Cash Flow Definition - see slide 24 ($ in millions except per-share data) 17 2012 Financial Guidance 2012 Key Metric Guidance Revenue per Room = Average Revenue / Room Room Data = Ending Installed Rooms low high Revenue 415 $ 430 $ AOCF* 95 $ 100 $ Net Income Per Common Share 0.01 $ 0.20 $ Full Year 2012 2011 Full Year 2012 Actual Guidance Hospitality Revenue Per Room 21.36 $ 22.50 $ Guest Entertainment Rooms 1,477,000 1,400,000 High Definition Rooms 309,000 410,000 Envision Rooms 18,500 130,000 Mobile Rooms - 0 - 750,000

Highly Attractive Market Position Dominant Position: 85% Share of VOD Market Affluent Consumer Demographic Best Screen with Best Entertainment Options Premium VOD Content: Top 5 Hotel Channel 2012: Business Outlook Reach Over 500 Million Consumers Annually Highly Interactive Audience Highly Attractive Demographic* - Affluent: 2X More Likely to Have Household Income Over $100K - Educated: 57% More Likely to Have College Degree * Source: Neilson Demo Study, Oct 2011 ** SITA/ATW Survey, Oct 2011 Guests Turn on Television Frequent Travelers Carrying Smartphones** Now “Going Interactive” 98% 74% 60% 18

Interactive TV + Web + Mobile + Tablets Guest Entertainment + Hotel Services + Advertising Services In-Room + On-Property + On the Way Expanded Mission Driving Growth Four Screen Strategy Expands LodgeNet Opportunity 19

Proven & Impactful Growth Opportunities Transition to Higher-Revenue HDTV: Only 20% HD Penetration Today Envision Driving Engagement and New Revenues Hotel Adoption Accelerating – 60,000 Envision Rooms Now Contracted Mobile App: Creates ‘Over The Top’ Relationship with Travelers Increased Guest Engagement with iTV New Hotel Customization Service Revenues 1:1 Marketing Relationship with Consumer Targeted and Interactive Advertising: High Value Demographic Healthcare: Growth Opportunity Leveraging Core Technology 2012: Business Outlook 20

Yesterday Today Tomorrow Diversified Revenue “Stack” High Definition: Up 64% over Analog Incremental Revenues: +25% Potential Envision Apps - Hotel Subscriptions - Consistent Revenue Mobile App - Hotel Subscriptions – Services - Guest Transactions – $$ Share Advertising Services - TV, Mobile & Web Platforms - Attractive Demographic Revenue Growth from Four Screen Services $ per room per month 21

New Services Have High Margins with Minimal Capex Envision Apps: Software as Service High Margin Product Line Mobile: Software Implementation Software Upgrade to iTV Software Download to Guests’ Smart Phones & Tablets Advertising: Low Fixed Cost Operations Accelerated Cash Flow Growth Yesterday Today Tomorrow $10.50 $5.50 $ per room per month $10.50 $14.00 $5.50 22

Mobile App Release: Press Reaction 23 Major Newspaper/TV outlets: USA Today, MSNBC.com, and CNBC television Travel Blogs: Overnightnewyork.com, Fodders Awards: Named App of the Week by Radio-info.com Distribution Pickup: USA Today article was published by multiple partner papers & media outlets “I love this story!” “It’s getting thousands of downloads a day!”

Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Restructuring Charges and Integration Expenses Plus: Share-Based Compensation Plus: Impairment Charge Plus: Debt Issuance Costs Equals: Adjusted Operating Cash Flow Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow 24